THE TAKING OF THIS DOCUMENT OR ANY CERTIFIED COPY OF THIS DOCUMENT OR ANY DOCUMENT WHICH CONSTITUTES SUBSTITUTE DOCUMENTATION THEREOF, INCLUDING WRITTEN CONFIRMATIONS OR REFERENCES THERETO, INTO AUSTRIA AS WELL AS PRINTING OUT ANY E-MAIL COMMUNICATION WHICH REFERS TO THIS DOCUMENT IN AUSTRIA OR SENDING ANY E-MAIL COMMUNICATION CARRYING AN ELECTRONIC OR DIGITAL SIGNATURE WHICH REFERS TO THIS DOCUMENT TO AN AUSTRIAN ADDRESSEE MAY CAUSE THE IMPOSITION OF AUSTRIAN STAMP DUTY. ACCORDINGLY, KEEP THE ORIGINAL DOCUMENT AS WELL AS ALL CERTIFIED COPIES THEREOF AND WRITTEN AND SIGNED REFERENCES THERETO OUTSIDE OF AUSTRIA AND AVOID PRINTING OUT ANY E-MAIL COMMUNICATION WHICH REFERS TO THIS DOCUMENT IN AUSTRIA OR SENDING ANY E-MAIL COMMUNICATION CARRYING AN ELECTRONIC OR DIGITAL SIGNATURE WHICH REFERS TO THIS DOCUMENT TO AN AUSTRIAN ADDRESSEE.

Austrian Gaming Industries GmbH
(Lender)

and

Octavian International Limited
(Company)

Loan Agreement

THE TAKING OF THIS DOCUMENT OR ANY CERTIFIED COPY OF THIS DOCUMENT OR ANY DOCUMENT WHICH CONSTITUTES SUBSTITUTE DOCUMENTATION THEREOF, INCLUDING WRITTEN CONFIRMATIONS OR REFERENCES THERETO, INTO AUSTRIA AS WELL AS PRINTING OUT ANY E-MAIL COMMUNICATION WHICH REFERS TO THIS DOCUMENT IN AUSTRIA OR SENDING ANY E-MAIL COMMUNICATION CARRYING AN ELECTRONIC OR DIGITAL SIGNATURE WHICH REFERS TO THIS DOCUMENT TO AN AUSTRIAN ADDRESSEE MAY CAUSE THE IMPOSITION OF AUSTRIAN STAMP DUTY. ACCORDINGLY, KEEP THE ORIGINAL DOCUMENT AS WELL AS ALL CERTIFIED COPIES THEREOF AND WRITTEN AND SIGNED REFERENCES THERETO OUTSIDE OF AUSTRIA AND AVOID PRINTING OUT ANY E-MAIL COMMUNICATION WHICH REFERS TO THIS DOCUMENT IN AUSTRIA OR SENDING ANY E-MAIL COMMUNICATION CARRYING AN ELECTRONIC OR DIGITAL SIGNATURE WHICH REFERS TO THIS DOCUMENT TO AN AUSTRIAN ADDRESSEE.

Contents

1	Definitions	1

2	Loan and Drawdown	1

3	Interest	2

4	Repayments	2

5	Payments	2

6	Default	2

7	Security	3

8	Remedies and Waivers	3

9	Assignment	3

10	Place of Performance	3

11	Stamp Duties	4

12	Governing Law and Dispute Resolution	4

13	Notices	4

Execution page [Important Note: To be executed outside of Austria]		6

Schedule 1		7

Schedule 2		8

Schedule 3		9

THE TAKING OF THIS DOCUMENT OR ANY CERTIFIED COPY OF THIS DOCUMENT OR ANY DOCUMENT WHICH CONSTITUTES SUBSTITUTE DOCUMENTATION THEREOF, INCLUDING WRITTEN CONFIRMATIONS OR REFERENCES THERETO, INTO AUSTRIA AS WELL AS PRINTING OUT ANY E-MAIL COMMUNICATION WHICH REFERS TO THIS DOCUMENT IN AUSTRIA OR SENDING ANY E-MAIL COMMUNICATION CARRYING AN ELECTRONIC OR DIGITAL SIGNATURE WHICH REFERS TO THIS DOCUMENT TO AN AUSTRIAN ADDRESSEE MAY CAUSE THE IMPOSITION OF AUSTRIAN STAMP DUTY. ACCORDINGLY, KEEP THE ORIGINAL DOCUMENT AS WELL AS ALL CERTIFIED COPIES THEREOF AND WRITTEN AND SIGNED REFERENCES THERETO OUTSIDE OF AUSTRIA AND AVOID PRINTING OUT ANY E-MAIL COMMUNICATION WHICH REFERS TO THIS DOCUMENT IN AUSTRIA OR SENDING ANY E-MAIL COMMUNICATION CARRYING AN ELECTRONIC OR DIGITAL SIGNATURE WHICH REFERS TO THIS DOCUMENT TO AN AUSTRIAN ADDRESSEE.

Loan Agreement

Dated 31 August 2008

Between

(1)	Austrian Gaming Industries GmbH of Wiener Strasse 158, A-2352 Gumpoldskirchen, Austria, FN 109445 z (Lender); and

(2)	Octavian International Limited registered in England and Wales with number 04185988 of Bury House, 1-3 Bury Street, Guildford (Company).

It is agreed as follows:

1	Definitions

1.1	In this Agreement, the following definitions shall apply:

Business Day means any day on which the banks in Vienna are generally open for business;

Escrow Agent means NCC Escrow International Limited, escrow agents with offices in Manchester, England;

Encumbrance means any mortgage, charge, pledge, lien or any other security interest;

Event of Default has the meaning given in clause 6;

IP Rights has the meaning set out in the Transfer Agreement

Loan has the meaning given in clause 2.1.

Materials has the meaning set out in the Transfer Agreement;

Products has the meaning set out in the Transfer Agreement; and

Transfer Agreement means the agreement relating to the rights of the Lender in relation to the Products and Materials upon the occurrence of an Event of Default and as set out in Schedule 1 to this Agreement.

2	Loan and Drawdown

2.1
Subject to clause 2.2, the Lender agrees to convert a sum of €8,000,000 of outstanding trading debt owed by the Company to the Lender into a loan of €8,000,000 made on the terms set out in this Agreement (the "Loan").

2.2
The Loan shall be conditional upon due execution of the Transfer Agreement and deposit of the Materials with the Escrow Agent as set forth under the Transfer Agreement. The conversion of the trading debt owed by the Company into the Loan shall be effective upon (i) receipt by the Lender of a drawdown notice by the Company in the form attached hereto as Schedule 3 and (ii) due execution of the Transfer Agreement and deposit of the Materials with the Escrow Agent, whichever is the later. Effective conversion of the trading debt shall be deemed to constitute disbursement (Zuzählung) of the Loan.

3	Interest

3.1	Interest shall accrue daily on the proportion of the Loan outstanding from time to time in accordance with clause 3.2, from the date of this Agreement until the Loan is repaid in full.

3.2
Interest shall be calculated annually at a rate of 3 months USD-Libor as displayed for the relevant currency and for the relevant period on the appropriate page of the Reuters screen plus 4 per cent on the principal amount of the Loan (subject to a maximum cap on the interest rate of 8 per cent) and to be paid in accordance with clause 4.

4	Repayments

4.1
The Loan shall be repayable by the Company in monthly instalments as set out in Schedule 2 or as agreed from time to time between the Company and the Lender and which shall be paid in accordance with clause 4.2.

4.2
Subject to clause 6 the Company will pay the instalments set out at clause 4.1 above together with all accrued but unpaid interest monthly in arrears commencing on the last Business Day of the month of this Agreement and on the last Business Day of each successive month thereafter until repayment in full has been made. Payment shall be made subject to clause 10 to an account notified in writing by the Lender to the Company.

4.3	The Company may, by giving the Lender prior written notice, prepay the Loan and any accrued but unpaid interest at any time in whole or in part.

5	Payments

Unless required by law and unless the Company and the Lender agree otherwise, all payments made by the Company hereunder shall be made free and clear of and without any deduction for or on account of any tax, set-off or counterclaim.

6	Default

If, for any reason whatsoever, any of the following events (each an "Event of Default") occurs:

6.1.1	the Company fails to pay when due any sum payable under this Agreement and such failure is not rectified within 30 days of the due date for such payment; or

6.1.2
steps are taken for the winding-up or dissolution of the Company, the Company becomes insolvent or is deemed unable to pay its debts within the meaning of Section 123 of the Insolvency Act 1986; steps are taken by any person to appoint an administrative or other receiver of the Company or any of its property or assets; or steps are taken towards an application for an administration order in relation to the Company; or

6.1.3
it becomes impossible or unlawful, in the reasonable opinion of the Lender, to fulfil any of the obligations contained in this Agreement or for the Lender to exercise any of the rights vested in it under this Agreement, then the Lender (i) by notice in writing to the Company, may terminate the obligations of the Lender under this Agreement and/or may declare the outstanding amount of the Loan and all accrued but unpaid interest immediately due and payable, at which time it shall become immediately due and payable; and (ii) may exercise its rights under the Transfer Agreement.

7	Security

7.1
As security for the payment of the Loan pursuant to this Agreement, the Company undertakes simultaneously with execution of this Agreement and no later than upon submitting the drawdown notice pursuant to clause 2.2, to:

(a)	enter into the Transfer Agreement and comply with all obligations set out therein; and

(b)	enter into an agreement with an Austrian notary public acting as escrow agent appointed by the Lender for the deposit of materials relating to the Products in the form annexed to this Agreement.

7.2	The Company undertakes that it shall not, from the date of this Agreement until repayment of the Loan (and all interest accrued thereon) in full in accordance with the terms of this Agreement:

(a)	assign ownership of any of the IP Rights in the Products or Materials to any person other than the Lender;

(b)	grant any licence or sub-licence of any IP Rights in the Products or Materials to any person other than in the ordinary course of business or with the prior written consent of the Lender; or

(c)	create or permit to subsist any Encumbrance over the IP Rights in the Products or Materials other than pursuant to this Agreement and the Transfer Agreement or otherwise to the Lender.

8	Remedies and Waivers

No failure to exercise, or any delay in exercising, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further exercise thereof or the exercise of any other right or remedy. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

9	Assignment

The Lender (but not the Company) may assign any of its rights under this Agreement to any person.

10	Place of Performance

The Parties agree that that the exclusive place of performance (Erfüllungsort) for all rights and obligations under this Agreement shall in any case be a place outside the Republic of Austria, which especially means that all payment of amounts under this Agreement shall be made from and to, respectively, a bank account outside of the Republic of Austria. It is expressly agreed between the Parties hereto that any performance within the Republic of Austria will not establish Austria as the place of performance and shall be deemed not effective with respect to any Party hereto. Further, the Parties agree that the fulfilment of any contractual obligation under this Agreement within Austria does not result in a discharge of debt.

11	Stamp Duties

All stamp duties (Rechtsgeschäftsgebühren) arising out of or in connection with this Agreement, if any, shall be solely borne and paid by the Company. The Company shall indemnify and hold AGI and its advisers harmless from and against any stamp duties payable by AGI or any of its advisers.

12	Governing Law and Dispute Resolution

This Agreement shall be governed by and construed in accordance with Austrian law, with the exception of (i) the UN Sales Convention and (ii) the conflict of law rules of Austrian private international law.

Any and all disputes arising out of or in connection with this Agreement, including, without limitation, a dispute as to the conclusion, validity or existence of this Agreement, shall be finally and exclusively resolved and settled under the Rules of Arbitration and Conciliation of the International Arbitral Centre of the Economic Chamber Austria in Vienna, Austria, as amended from time to time (the "Vienna Rules"), by three arbitrators appointed in accordance with these rules. The language of the arbitration shall be English. The seat of the arbitration shall be Munich. Any award and/or final decision of the arbitrators shall include a decision on costs, including, without limitation, fees of counsel. Each of the Parties agrees not to resist the enforcement of any arbitration award obtained in connection with this Agreement other than as expressly permitted by the 1958 New York Convention on the Recognition and Enforcement of Foreign Arbitration Awards.

Notwithstanding the foregoing, the Parties agree that, in addition to any and all other remedies that may be available under this Agreement, each Party shall be entitled to request injunctive relief or to initiate injunction proceedings at the (ordinary) courts of competent jurisdiction.

13	Notices

Any notice(s) required or permitted in connection with this Agreement or by law shall be given in writing by an authorized representative of the relevant Party and shall be delivered by hand, sent to the recipient by certified or registered mail or by international courier service (such as DHL, UPS or the like), or facsimile transmission (with the original to follow within 5 Business Days) to the address set forth below or an address to be provided by the relevant Party (but in any case an address outside of Austria) in writing and by certified or registered mail, postage prepaid, with reference to this Clause 13 to the other Party. Any Notice shall be effective upon receipt and shall be deemed to have been received:

▪	at the time of delivery, if delivered by hand, registered or certified mail or courier;

▪	at the time of transmission in legible form, if delivered by fax.

If to the Borrower:
Octavian International Limited
Attn: Harmen Brenninkmeijer and Peter Moffitt
Bury House
1-3 Bury Street
Guildford Surrey GU2 4AW
United Kingdom
Fax: +44 (0) 1483 543 540

If to the Lender:
Austrian Gaming Industries GmbH
c/o AGI Hungária
Emese Altusz
Attn: Peter Stein
9352 Veszkény
Hungary
Fax: +36 96 575 006

The Parties agree that notwithstanding any other provisions of this Agreement, any communication to be made under or in connection with the Loan or this Agreement shall be made to an address outside the Republic of Austria. The foregoing sentence applies to any communication under or in connection made by fax, electronic message, including in particular emails or attachments thereto, or in any other written form relevant for purposes of the Austrian Stamp Duty Act (GebG). In particular, no such communication shall be sent, read, brought, transferred, saved or kept within the Republic of Austria at any time.

As witness the hands of the duly authorised representatives of the parties hereto the day and year first before written.

[Remainder of this page intentionally left blank. Execution page follows immediately.]

Execution page [Important Note: To be executed outside of Austria]

Signed by [ ]	)
duly authorised for and	)
on behalf of	)
AUSTRIAN GAMING	)
INDUSTRIES GmbH	)

Signed by [ ]	)
duly authorised for and	)
on behalf of	)
OCTAVIAN INTERNATIONAL	)
LIMITED	)	/s/ Harmen Brenninkmeijer

Schedule 1

Intellectual Property Agreement

Schedule 2

Instalments

48 equal instalments of €166.666,67 to be paid on the last Business Day of each month commencing on 31.10.2008 and on the last Business Day of each successive month thereafter until repayment in full has been made.

Schedule 3 Drawdown Notice

From: Octavian International Limited

as Borrower

To: Austrian Gaming Industries GmbH

as Lender

Date: [●]

Loan Agreement dated [●] 2008 (Loan Agreement) between Octavian International Limited, as Borrower, and, Austrian Gaming Industries GmbH, as Lender.

1	We refer to the Loan Agreement. Terms defined in the Loan Agreement (whether directly or by incorporation therein) shall have the same respective meanings when used in this notice.

2	We hereby give notice in accordance with the provisions of the Loan Agreement that we wish an advance to be made as follows:

(a)	Amount:	€8,000,000

(b)	Currency:	Euros

(c)	Drawdown Date:	[●]

3	This notice is irrevocable.

4	The proceeds of this drawdown should be credited to such account as we shall separately designate to you.

Yours faithfully

for and on behalf of
Octavian International Limited